84 87 90 164 30 52 230 228 229 Discussion Materials Investor Presentation August 2023 164 30 52 164 30 52 164 30 52 Exhibit 99.1

Certain Important information CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," "will," "should," "would" and "could." CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; (ii) changes in the interest rate environment; (iii) the credit risks of lending activities, including our ability to estimate credit losses and the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) effectiveness of our data security controls in the face of cyber attacks and any reputational risks following a cybersecurity incident; (v) the duration and scope of a pandemic, including the lingering impacts of the COVID-19 pandemic, and the local, national and global impact of a pandemic; (vi) changes in general business, industry or economic conditions or competition; (vii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (viii) higher than expected costs or other difficulties related to integration of combined or merged businesses; (ix) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (x) changes in the quality or composition of our loan and investment portfolios; (xi) adequacy of loan loss reserves; (xii) increased competition; (xiii) loss of certain key officers; (xiv) deposit attrition; (xv) rapidly changing technology; (xvi) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xvii) changes in the cost of funds, demand for loan products or demand for financial services; and (xviii) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports filed with the SEC. The forward-looking statements contained herein are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This report contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include: Tangible common equity/tangible assets, Return on average tangible common equity, Net interest margin (fully tax equivalent basis), Efficiency ratio (fully tax equivalent) and Tangible book value per share.

CNB FINANCIAL CORPORATION

- Holding Company for CNB Bank (Clearfield, PA), serving the community since 1865
- 51 full-service offices, 1 drive-through location, 1 mobile office and 2 loan production office across Pennsylvania, New York, Ohio and Virginia
- CNB Bank's regional divisions (all under one charter) include CNB Bank (Western PA); FC Bank (Columbus & Central OH), ERIEBANK (Northeast OH & Northwest PA), BankOnBuffalo (Western NY), Ridge View Bank (Southwest, VA), and Impressia Bank, which operates across our entire footprint
- Nasdaq: CCNE & CCNEP
- Market Capitalization: ~$418 million(1)

FINANCIAL HIGHLIGHTS
(As of 6/30/2023)

ASSETS:	$5.7 billion
DEPOSITS:	$4.9 billion
LOANS:	$4.5 billion
2023 YRD ROAA:	1.11%
2023 YTD ROATCE(2):	12.88%
NPAs/ASSETS:	0.43%



GREATER BUFFALO, NY
BANKONBUFFALO
ERIEBANK
ERIE, PA
NY
CLEVELAND, OH
PA
COLUMBUS, OH
OH
CORPORATE HEADQUARTERS
CNB BANK
FC BANK
RIDGE VIEW BANK
VA
SOUTHWEST VA

(1) Based on 20,995,716 share count reported as of August 1, 2023 in June 30, 2023 Form 10-Q and the August 3, 2023 closing stock price ($19.90)
(2) Return on average tangible common equity is a non-GAAP financial measure - see Appendix for reconciliation

CNB FINANCIAL CORPORATION

3

Compelling investment opportunity The Great Recession 2008 COVID-19 Pandemic 2020 Return on Average tangible common equity(2) (1) Earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020 (2) Return on average tangible common equity and tangible book value per share are non-GAAP financial measures – see Appendix for reconciliations; Average equity includes both common and preferred equity in periods following the 2020 preferred equity issuance Note: “CAGR” means Compound Annual Growth Rate Earnings per Common share(1) Tangible book value per share(2) +9.2% Tangible Book Value per Share CAGR 2013 – 2023YTD +9.0% CAGR 2013 – 2023 YTD

Legacy bank of the organization founded in 1865 18 full-service offices serving Clearfield, Centre, McKean, Elk, Jefferson, Cambria, Indiana and Blair counties in PA Western and Central PA focus Opened August 2005 Comprised of two premium franchises Legacy market with 8 full-service offices serving Erie, Crawford & Warren counties in PA Growth market with 4 full-service offices serving Lake, Ashtabula, & Cuyahoga counties in OH, including the city of Cleveland Opened in 2013 with the acquisition of FC Banc Corp. in Bucyrus, OH 7 full-service offices serving focused on the greater-Columbus metro area and northeastern Ohio Opened in 2016 serving the Greater Buffalo market Currently 11 full-service offices, 1 loan production office, 1 mobile office and 1 drive through location Further expansion into Rochester market in 2022 with commercial lending and Wealth & Asset management Established in Q3 2021 Currently 2 loan production offices and one full-service office Hired Carrie McConnell, a 20+ year veteran within the Southwest Virginia market, as Regional President Expect to have 6 to 8 locations within the next 5 years and become a meaningful contributor to overall growth Rebranded in July 2022 of the legacy Wealth Management business with long-established roots and a history of excellence in performance Focus on a planning-based approach for families and commercial customers Seamless partnership with Private Banking in providing customers with a broad array of competitive solutions Extending beyond traditional business banking offerings, clients will have access to resources related to accelerating their business, developing appropriate business strategies, and establishing a community of women who support one another.  Begin within the existing geographic footprint of each of CNB Bank’s five other divisions, then strategically expand beyond those borders utilizing an online presence. Unique Multi-state, multi-brand model

FRANCHISE Milestones 2020 Acquisition of Bank of Akron 2013 2010 2005 1934 Reorganized Through a Stock Offering to Existing Depositors 1984 1865 County National Bank of Clearfield Established 2015 2016 2021 CNB Financial Corporation Holding Company Organized ERIEBANK Formed Common Equity Capital Raise of $34.5M Acquisition of FC Banc Corp. in Bucyrus, OH w/ $360M in Assets 150th Anniversary Celebration Joseph Bower Becomes CEO Bank on Buffalo Is Formed Acquisition of Lake National Bank $50M Sub Debt Raise Ridge View Bank Is Formed in Roanoke, VA $85M Sub Debt Raise Preferred Equity Capital Raise of $60.4M 2022 Michael Peduzzi Becomes CEO of CNB Bank and CNB Financial Corp. in July and December 2022 Respectively Successful $100M Common Equity Raise in September 2022 2023 Launched Women-Focused Bank Brand (Impressia Bank)

Common Equity Capital Raise of $34.5M Acquisition of FC Banc Corp. in Bucyrus, OH Adding $360M in Assets $50M Sub-Debt Raise Acquisition of Lake National Bank Bank on Buffalo Is Formed Acquisition of Bank of Akron Preferred Equity Capital Raise of $60.4M $85M Sub- Debt Raise Ridge View Bank Is Formed in Roanoke, VA ERIEBANK Formed 2005 2010 2013 2016 2020 2021 $ in Billions +12.1% Total Assets CAGR Since 2005 Note: CAGR based on the period from December 31, 2005, through December 31, 2022 At-The-Market Capital Raise of $20.0M 2017 Common Equity Capital Raise of $100.0M 2022 ASSET GROWTH and key capital activities

Wealth & asset management financial trends AUM CAGR = 12.8% Revenue CAGR = 13.1% Long-term growth and increased revenue based on leveraging expansion of footprint into higher growth markets As of June 30, 2023, AUM include approximately $210 million in on balance sheet money market deposits Continued investment in technology leads to superior client and advisor experience Provides diversification in CNB’s revenue stream while supporting a broader spectrum of customer needs Assets under management (“AUM”) ($M) & revenue ($000)

Consolidated Capital Position (1) The capital ratios as of June 30, 2023 are estimated pending final regulatory filings. (2) Tangible common equity / Tangible assets is a non-GAAP financial measure - see Appendix for reconciliation (3) Proforma adjustments include adjustments for pre-tax and after-tax unrealized losses on the available-for-sale and held-to-maturity securities portfolios as of June 30, 2023 ACTUAL (6/30/23)(1)(2) PROFORMA AOCI IMPACT (6/30/23)(3) Capital levels remain strong on an actual and proforma basis There were 226,459 shares repurchased at a weighted average price of $20.83 in YTD 2023; remaining capacity under the current program was 273,541 shares / $10.3 million as of June 30, 2023

Dividend History Historical dividend per common share The Corporation’s long, uninterrupted history of dividends to its common shareholders reflects a key component of its Total Shareholder Return Dividend yield of 2.94% as of December 30, 2022 2023 YTD dividend payout ratio of 26%

Long-term growth in deposits driven primarily by growth in checking and savings account relationships Approximately 24% CAGR from December 31, 2019, in Non-Int. Demand deposits strengthened by C&I and Treasury Management customer relationships Time deposits represented 11.2% of total deposits as of June 30, 2023 Highlights Deposit mix 6/30/23 deposit mix Average Cost of Interest-Bearing Deposits (1) December 31, 2019 through June 30, 2023   Deposit Composition   ($000) 2019Y 2020Y 2021Y 2022Y 2023Q2   CAGR(1) Demand - Noninterest Bearing $382,259 $627,114 $792,086 $898,437 $808,074 23.8% Demand - Interest Bearing 628,579 951,903 1,079,336 1,007,202 861,871 9.4% Savings 1,663,673 2,126,183 2,457,745 2,270,337 2,708,386 14.9% Time Deposits 427,816 476,544 386,452 446,461 554,744 7.7% Total Deposits $3,102,327 $4,181,744 $4,715,619 $4,622,437 $4,933,075 14.2%

Uninsured deposits and liquidity Well diversified and granular deposit base comprised of a combination of consumer, small business, commercial and public funds with an average deposit balance per account for CNB Bank of approximately $33 thousand Substantially more liquidity than needed to cover all uninsured deposits Decrease in uninsured and adjusted uninsured deposits driven primarily by conversions to IntraFi ICS and Reich & Tang reciprocal deposit products Uninsured deposits Available Liquidity (6/30/23) (1) Adjustments to Uninsured Deposits include the exclusion of collateralized deposits and affiliate deposits (2) Availability contingent on the FHLB activity-based stock ownership requirement (3) Includes access to discount window, BIC program and Bank Term Funding Program (4) Availability contingent on internal borrowing guidelines and Availability contingent on correspondent bank approvals at time of borrowing

Investment portfolio comprised of 51% available-for-sale and 49% held-to-maturity as of June 30, 2023, as part of a strategy to mitigate volatility in tangible common equity. Overall low credit risk profile with 79% of the portfolio comprised of government or government sponsored securities and residential & multi-family mortgage securities issued by government or government sponsored entities, as of June 30, 2023. Shorter portfolio modified duration of 4.4 years enables CNB to reinvest cash flows to capitalize on higher interest rates Securities portfolio 6/30/23 investment portfolio detail HIGHLIGHTS Price Vol Est % roll off in AOCI ($000) Book Value Market Value Unrealized Losses AOCI Wgt Avg Mod Dur Up100 Dn100 Next 12 months Next 24 months AFS 412,536 353,136 (59,400) (46,926) 5.28 -4.67% 4.72% 14.3% 28.0% HTM 394,238 358,806 (35,432) (4,479) 3.44 -3.31% 3.58% 24.3% 44.8% Total 806,774 711,942 (94,832) (51,405) 4.38 -3.97% 4.14% 18.1% 34.3%

Loan growth driven primarily by increases in C&I loans and CRE loans primarily from our Cleveland, Roanoke and Buffalo markets Excluding net PPP loans and syndicated loans, loans grew $201 million, or 9.8% (annualized), from December 31, 2022, to June 30, 2023 CNB views commercial lending as its competitive advantage and remains focused on the area by hiring and retaining experienced loan officers Continued focus on adhering to disciplined pricing and credit quality standards Loan portfolio composition 6/30/23 Loan portfolio Composition observations   Loan Portfolio Detail CAGR ($000s) 2019Y 2020Y 2021Y 2022Y 2023YTD 2019 - 2023YTD Commercial & Industrial 983,129 1,242,233 1,323,674 1,463,825 1,489,924 13% Commercial Mortgages 869,654 1,059,494 1,178,074 1,499,696 1,609,422 19% Residential Real Estate 821,680 967,968 1,025,757 1,193,232 1,237,340 12% Consumer & Other 129,572 102,094 107,287 118,425 128,148 0% Total Loans $2,804,035 $3,371,789 $3,634,792 $4,275,178 $4,464,834

Additional Loan portfolio Detail Well diversified C&I portfolio with no single industry greater than 21% of total C&I portfolio CNB has proven C&I underwriting practices and strong loan loss history CRE portfolio is also well diversified with no single segment greater than 21% of the CRE portfolio C&I Detail (6/30/23) Commercial mortgage detail (6/30/23)

Additional Loan Detail – Commercial Office Commercial Office Loan Portfolio Commercial office loans outstanding consisted of 122 loans, totaling $118.1 million, or 2.6%, of total loans outstanding; Nonaccrual commercial office loans (three customer relationships) totaled $1.8 million, or 1.5% of total office loans outstanding; The average outstanding balance per commercial office loan is $968 thousand; The Corporation had no commercial office loan relationships considered by banking regulators to be a high volatility commercial real estate credit. Markets Breakdown (6/30/23)(1) Additional Detail As of 6/30/23 $118M (1) Markets are based upon metropolitan statistical areas.

Conservative credit culture 6/30/23 nonaccrual loans by type Historical asset quality Historical NPAs/Assets & Ncos/Loans (1) NCOs-Bank Only excludes Holiday Financial Services Note: NPAs is an abbreviation for non-performing assets; NCOs is an abbreviation for net charge-offs (1) 12/31/2019 12/31/2020 12/31/2021 12/31/2022 6/30/2023 NONACCRUAL LOANS $21,736 $30,359 $19,420 $20,986 $21,176 ACCRUAL LOANS GREATER THAN 89 DAYS 61 325 168 1,121 1,373 OREO 1,633 862 707 1,439 1,575 NONPERFORMING ASSETS $23,430   $31,546   $20,295   $23,546   $24,124 NONACCRUAL LOANS / LOANS 0.78% 0.90% 0.53% 0.49% 0.47% NPAs / ASSETS 0.62% 0.67% 0.38% 0.43% 0.43% ACL / NONACCRUAL LOANS 89.59% 113.11% 193.55% 206.98% 215.06%

Credit quality NONPERFORMING ASSETS TO TOTAL ASSETS NET CHARGE-OFFS TO LOANS ALLOWANCE FOR CREDIT LOSSES to NONACCRUAL LOANS(1) (1) Prior to January 1, 2020, the Corporation calculated the allowance for loan losses using the probable incurred methodology.

(1) Earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020. Financial trends Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) Diluted Earnings per share(1) CAGR = 10.8% CAGR = 12.3% CAGR = 12.3% CAGR = 2.7%

(1) Return on average assets, return on average equity, and efficiency ratio includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020. (2) Net interest margin and adjusted efficiency ratio are non-GAAP financial measures – see Appendix for reconciliations. Note: “FTE” means fully tax equivalent basis Earnings power Return on average equity(1) Return on average assets(1) Efficiency Ratio(1)(2) Net Interest Margin(2)

CNB FINANCIAL CORPORATION HIGHLIGHTS

A PREMIER FRANCHISE

- Deep rooted community bank established in 1865
- #2 ranked community bank[1] in legacy CNB Bank markets for deposit market share[2]
- #3 ranked community bank[1] in the Buffalo MSA for deposit market share

DIVERSIFIED MARKETS

- Meaningful scale in key growth markets, including Buffalo, NY, Columbus, OH, Cleveland, OH and Southwest, VA
- Supplemented by stable, legacy markets[2], in which CNB has significant market share and competitive advantage

ATTRACTIVE BUSINESS MIX

- Diversified and balanced loan portfolio consisting of 61% of outstanding balances in growth markets and 39% in legacy markets[2]
- Robust C&I lending comprising 33% of loan portfolio
- Stable funding base with deposits per branch of approximately $99M

EXPERIENCED LEADERSHIP

- Chief Executive Officer Michael Peduzzi, with more than 30 years of experience in banking and financial services
- Chief Financial Officer Tito Lima, with 35 years of experience in the financial services industry
- Leadership team has strong and deep ties to the markets we serve

STRONG FINANCIAL POSITIONING

- $5.7B in total assets with net income available to common shareholders of $28.2M, 12.9% ROATCE[3] and 11.3% ROAE[4] for the six months ended June 30, 2023
- Strong capital position that supports long-term growth goals
- Established track record of strong credit quality

CONSISTENT GROWTH STORY

- Strong and successful track record of organic growth
- Complemented by brand extensions in growth markets with strong C&I lending and deposit opportunities
- Completed 3 acquisitions since 2013 to supplement organic growth strategy

(1) Community bank defined as banks with total assets < $30.0B; Ranking based on the 2022 FDIC deposit market share as of June 30, 2022
(2) Legacy markets consist of CNB Bank and ERIEBANK footprint in Pennsylvania
(3) Return on average tangible common equity is a non-GAAP financial measure - see Appendix for reconciliation
(4) Average equity includes common equity and preferred equity
Note: Unless otherwise indicated, financial data is as of or for the twelve months ended December 31, 2022
Source: Deposit market share data from S&P Global Market Intelligence; Deposit market share data shown based upon 2022 FDIC data and Company filings

CNB FINANCIAL CORPORATION 21

Appendix

Non-gaap reconciliation(1) This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data). (1) Figures in thousands (2) For the six months ended June 30, 2023, annualized

Non-gaap reconciliation(1) (1) Figures in thousand (2) Annualized

Non-gaap reconciliation (1) (1) Figures in thousands

Non-gaap reconciliation(1) (1) Figures in thousands

Non-gaap reconciliation